Exhibit 32.2

CERTIFICATION
OF
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John C. Burke, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the quarterly report on Form 10-Q of LECG Corporation for the fiscal quarter ended  June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of LECG Corporation.

Date: August 5, 2005	By:	/s/ JOHN C. BURKE
John C. Burke
Chief Financial Officer